UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                      000-27969                94-3180138
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit No.        Description
-----------        -----------

     99.1 Press Release dated April 26, 2004 regarding financial information for Immersion for the quarter ended March 31, 2004 and forward-looking statements relating to fiscal 2004.

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Item 12.  Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing.

         On April 26, 2004, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended March 31, 2004 and forward-looking statements relating to fiscal 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include or relate to Immersion's projections of earnings, revenues, or other financial matters; any statements of the plans, strategies, and objectives of management for future operations; proposed products or services; any statements regarding future economic conditions or performance; and any statements relating to delays in or failure to achieve commercial demand for Immersion's expanded technology offerings or delays in or failure to achieve the acceptance of force feedback as a critical user experience in new and existing markets for our business segments. These and other risks related to Immersion are detailed in Immersion's most recent report on Form 10-K for the year ended December 31, 2003 as filed with the SEC on March 29, 2004. Immersion does not undertake any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMERSION CORPORATION


Date:  April 26, 2004                  By:  /s/ Victor Viegas
                                            ------------------------------------
                                            Victor Viegas
                                            President, Chief Executive Officer,
                                            Chief Financial Officer and Director

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

     99.1 Press Release dated April 26, 2004 regarding financial information for Immersion for the quarter ended March 31, 2004 and forward-looking statements relating to fiscal 2004.